UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 21, 2018

Analogic Corporation

(Exact name of registrant as specified in charter)

Massachusetts	0-6715	04-2454372
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS Employer Identification No.)

8 Centennial Drive, Peabody, Massachusetts	01960
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: 978-326-4000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

At a special meeting of the shareholders of Analogic Corporation (the “Company”) held on June 21, 2018 (the “Special Meeting”), the Company’s shareholders voted on the proposals set forth below relating to the Agreement and Plan of Merger, dated as of April 10, 2018 (the “Merger Agreement”), by and among the Company, ANLG Holding Company, Inc., a Delaware corporation (“Parent”), and AC Merger Sub, Inc., a Massachusetts corporation and a wholly-owned subsidiary of Parent (“Merger Sub”), providing for the merger of Merger Sub with and into the Company, with the Company surviving the merger as a wholly-owned subsidiary of Parent (the “Merger”). The proposals are described in detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on May 16, 2018 (the “Proxy Statement”). The final results regarding each proposal are set forth below. There were 12,501,638 shares of Company common stock outstanding and entitled to vote on the record date for the Special Meeting, and 10,170,650 shares of Company common stock were represented in person or by proxy at the Special Meeting, which number constituted a quorum.

Proposal No. 1. To approve the Merger Agreement.

This proposal was approved by the requisite vote of the Company’s shareholders.

For	Against	Abstain
9,932,300	78,787	159,563

Proposal No. 2. To approve, on a nonbinding advisory basis, the “golden parachute” compensation that may be payable to the Company’s named executive officers in connection with the Merger as reported in the Proxy Statement on the Golden Parachute Compensation table in the section entitled “Golden Parachute Compensation.”

This proposal was approved by the requisite vote of the Company’s shareholders.

For	Against	Abstain
9,366,429	746,596	57,625

Proposal No. 3. To approve one or more adjournments of the Special Meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to approve the Merger Agreement.

Adjournment of the Special Meeting was deemed unnecessary because there was a quorum present and there were sufficient votes at the time of the Special Meeting to approve the Merger Agreement.

Item 8.01. Other Events.

On June 21, 2018, the Company issued a press release announcing the results of the Special Meeting. A copy of that press release is filed as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

See the Exhibit Index attached to this Current Report on Form 8-K, which is incorporated herein by reference.

Safe Harbor for Forward-Looking Statements

Statements in this filing regarding the proposed transaction between Parent and the Company, the expected timetable for completing the transaction, future financial and operating results, benefits and synergies of the transaction, future opportunities for the combined company and any other statements about future expectations, plans, and prospects for the Company, including statements containing the words “believes,” “anticipates,” “plans,” “expects,” and similar expressions, constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Actual results may differ materially from those indicated by such forward-looking statements as a result of various important factors, including the risk that the proposed Merger may not be completed in a timely manner, or at all, which may adversely affect the Company’s business and the price of its common stock; the failure to satisfy all of the closing conditions of the proposed Merger; the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement; the effect of the announcement or pendency of the proposed Merger on the Company’s business, operating results, and relationships with customers, suppliers, competitors and others; risks that the proposed Merger may disrupt the Company’s current plans and business operations; potential difficulties retaining employees as a result of the proposed Merger; risks related to the diverting of management’s attention from the Company’s ongoing business operations; the outcome of any legal proceedings that may be instituted against the Company related to the Merger Agreement or the proposed Merger; risks relating to product development and commercialization, limited demand for the Company’s products, or the limited number of customers for such products, risks associated with competition, uncertainties associated with regulatory agency approvals, competitive pricing pressures, downturns in the economy, the risk of potential intellectual property litigation, acquisition related risks; and other factors discussed in the Company’s most recent quarterly and annual reports filed with the SEC. In addition, the forward-looking statements included in this filing represent the Company’s views as of the date of this document. While the Company anticipates that subsequent events and developments will cause the Company’s views to change, the Company specifically disclaims any obligation to update these forward-looking statements. These forward-looking statements should not be relied upon as representing the Company’s views as of any later date.

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release issued by Analogic Corporation on June 21, 2018.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 21, 2018	Analogic Corporation

	By:	/s/ John J. Fry
John J. Fry
Senior Vice President, General Counsel and Secretary